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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.   20549

                                       FORM 8-K

                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 or 15(d)

                        OF THE SECURITIES EXCHANGE ACT OF 1934





         Date of report (Date of earliest event reported):   OCTOBER 16, 1997


                                     U.S. BANCORP
                (Exact name of registrant as specified in its charter)


              DELAWARE                      1-6880              41-0255900
      (State or other jurisdiction       (Commission         (I.R.S Employer
          of Incorporation)               File Number)      Identification No.)


               601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA    55402
             (Address of principal executive offices)          (Zip Code)


         Registrant's telephone number, including area code:     612-973-1111


                                    NOT APPLICABLE
            (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS

         On October 16, 1997, U.S. Bancorp (the "Company") released its third quarter 1997 earnings summary to the public. The Company's press release, dated October 16, 1997, announcing such earnings summary is included as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c.)  Exhibits (filed herewith)

          Exhibit 99     Press release of U.S. Bancorp dated October 16, 1997.



                                      SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      U.S. BANCORP

                                      By   /s/ DAVID J. PARRIN
                                           --------------------
                                           David J. Parrin
                                           Senior Vice President & Controller




DATE:  OCTOBER 17, 1997